KNOW ALL MEN BY THESE PRESENTS, that the undersigned, each of the directors of Nike Securities Corporation, the General Partner of Nike Securities L.P., an Illinois limited partnership, hereby constitute and appoint JAMES A. BOWEN, ROBERT W. BREDEMEIER, ROBERT M. PORCELLINO, W. SCOTT JARDINE, MARK BRADLEY and JASON T. HENRY (together the "Agents" and each an "Agent") and each of them for so long as they remain employed by Nike Securities, L.P. (with full power to each of them to act alone) his/her true and lawful attorney-in-fact and agent, for him/her and on his/her behalf and in his/her name, place and stead, in any and all capacities, to sign, execute and affix his/her seal thereto and file one or more Registration Statements on Form S-6 under the Securities Act of 1933, or any successor form required to be filed by Unit Investment Trusts under the Securities Act of 1933, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with respect to any series of (i) The First Trust Combined Series; (ii) The First Trust GNMA;
(iii) The First Trust Special Situations Trust; (iv) FT Series; and (v) any unit investment trust of which Nike Securities L.P. acts as sponsor, whether or not in existence at the date hereof with any regulatory authority, federal or state, relating to the registration thereof, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he/she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

         Unless sooner revoked by the undersigned directors, the power granted and authority delegated to the foregoing Agents shall be effective for the years 2001, 2002, and 2003 (the "Effective Period") and shall expire without further action by the undersigned at the end of said Effective Period. Any person or entity receiving a duly executed copy or facsimile of this instrument shall be entitled to rely hereon until the end of said Effective Period or until such earlier date that such person or entity shall have received actual notice or knowledge of the revocation by the directors of the power granted hereby.

         IN WITNESS WHEREOF, the undersigned directors of Nike Securities Corporation, the general partner of Nike Securities L.P., have hereunto set their hand this 20th day of December, 2001.


   /s/  Judith M. Van Kampen                        /s/  David J. Allen
-----------------------------------      ---------------------------------------
        Judith M. Van Kampen                             David J. Allen


   /s/  Karla M. Van Kampen-Pierre                  /s/  David G. Wisen
-----------------------------------      ---------------------------------------
        Karla M. Van Kampen-Pierre                       David G. Wisen

STATE OF ILLINOIS                   )
                                    ) SS
COUNTY OF DUPAGE                    )

         On this 20th day of December, 2001, personally appeared before me, a Notary Public in and for said County and State, Judith M. Van Kampen, director who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

                                            /s/  Linda A. Belyea
                                         ---------------------------------------

(SEAL)                                   My Commission Expires: 6/25/2002


STATE OF ILLINOIS                   )
                                    ) SS
COUNTY OF DUPAGE                    )

         On this 20th day of December, 2001, personally appeared before me, a Notary Public in and for said County and State, Karla M. Van Kampen-Pierre, director who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

                                            /s/  Linda A. Belyea
                                         ---------------------------------------

(SEAL)                                   My Commission Expires: 6/25/2002


STATE OF ILLINOIS                   )
                                    ) SS
COUNTY OF DUPAGE                    )

         On this 20th day of December, 2001, personally appeared before me, a Notary Public in and for said County and State, David J. Allen, director who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

                                           /s/  Linda A. Belyea
                                         ---------------------------------------

(SEAL)                                   My Commission Expires: 6/25/2002

STATE OF ILLINOIS                   )
                                    ) SS
COUNTY OF DUPAGE                    )

         On this 20th day of December, 2001, personally appeared before me, a Notary Public in and for said County and State, David G. Wisen, director who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

                                           /s/  Linda A. Belyea
                                         ---------------------------------------

(SEAL)                                   My Commission Expires: 6/25/2002